EXHIBIT 10.47

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

Amendment No. 1 to the Research Collaboration and License Agreement

This Amendment No. 1 to the Research Collaboration and License Agreement (this “Amendment”), effective January 21, 2016 (the “Amendment Effective Date”), is made and entered into by and between Five Prime Therapeutics, Inc., a Delaware corporation (“FivePrime”), and Bristol-Myers Squibb Company, a Delaware corporation (“BMS”).

Background

WHEREAS, FivePrime and BMS are parties to the Research Collaboration and License Agreement, dated March 14, 2014 (the “Agreement”);

WHEREAS, pursuant to Section 14.7 of the Agreement, the Agreement may be amended, or any term thereof modified, only by a written instrument duly executed by authorized representatives of both Parties; and

WHEREAS, FivePrime and BMS desire to amend certain provisions of the Agreement as set forth in this Amendment.

Now, therefore, FivePrime and BMS agree as follows:

1.Amendment of the Agreement. FivePrime and BMS agree to amend the terms of the Agreement as provided below, effective as of the Amendment Effective Date.  Capitalized terms used in this Amendment that are not otherwise defined herein shall have the same meanings as such terms are given in the Agreement.

2.Additional Definitions. Section 1 of the Agreement is hereby amended to include the following definitions.

“1.140“***” means ***, which is also known as ***.”

1.141“***” means an ***.”

1.142“***Project” means the portion of the Research Plan designed to screen for, identify, validate *** and to generate, validate, characterize and advance *** or one or more Compounds directed to *** or ***.”

3.Inclusion of LIP References.  Sections 1.1, 1.13.5, 1.41, 1.72, 1.118, 3.1.2 and 4.2.2 of the Agreement are each hereby amended to replace (i) each instance of “***” with “***” and (ii) each instance of “***” with “***”.

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4.Other Amendments.  Sections 1.74, 1.76, 4.2.1 and 7.2.1 of the Agreement are each hereby amended and restated as set forth below:

1.74“Included Collaboration Target” means: (i) each Initial Included Collaboration Target and (ii) up to *** additional ***, up to *** additional TIPs and up to *** additional *** identified by FivePrime and/or BMS in the performance of the Research Program and selected by BMS as Included Collaboration Targets pursuant to Section 4.2.1.

1.76“Initial Included Collaboration Target” means each of ***.

4.2.1.Included Collaboration Targets. In addition to the Initial Included Collaboration Targets, BMS may, during the Option Period, select up to ***, up to *** and up to *** from among the Confirmed Hits to be Included Collaboration Targets.  BMS shall have the right to make such selections of Included Collaboration Targets by providing written notice to FivePrime, during the Option Period, identifying each specific Confirmed Hit that is a ***, *** or *** as an Included Collaboration Target.  Upon FivePrime’s receipt of such notice, such Confirmed Hit shall automatically become an Included Collaboration Target.

7.2.1.Diligence.  BMS shall use Commercially Reasonable Efforts to develop and commercialize (i) at least *** Licensed Compound or Product for *** or any ***, for so long as *** or any *** is a Collaboration Target, (ii) at least *** Licensed Compound or Product for *** or any ***, for so long as *** or any *** is a Collaboration Target, and (iii) at least *** Licensed Compound or Product for *** or any ***, for so long as *** or any *** is a Collaboration Target.

5.Miscellaneous.

5.1Full Force and Effect. All terms and conditions set forth in the Agreement that are not amended hereby shall remain in full force and effect.

5.2Entire Agreement.  The Agreement, as amended by this Amendment, sets forth the entire understanding of FivePrime and BMS relating to the subject matter thereof and supersedes all prior agreements and understandings between FivePrime and BMS relating to the subject matter thereof.

3.3Modification.  This Amendment may not be modified or amended in any way unless done so in accordance with Section 14.7 of the Agreement.

5.4Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original and both of which, when taken together, shall constitute one agreement.  The exchange of a fully executed Amendment (in counterparts or otherwise) by electronic transmission, including by email, or facsimile

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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shall be sufficient to bind FivePrime and BMS to the terms and conditions of this Amendment.

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*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

In Witness Whereof, FivePrime and BMS have executed this Amendment by their respective duly authorized representatives as of the Amendment Effective Date.

Five Prime Therapeutics, Inc. By: /s/ Lewis T. Williams Lewis T. Williams President and Chief Executive Officer	Bristol-Myers Squibb Company By: /s/ Arthur H. Bertelsen Name: Arthur H. Bertelsen Its: VP Research Collaborations

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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